COLUMBIA FUNDS SERIES TRUST I

Supplement dated February 1, 2011

to the Prospectuses dated February 1, 2011 of each of the following funds:

Columbia Asset Allocation Fund

Columbia Disciplined Value Fund

Columbia Liberty Fund

(each, an “Acquired Fund”)

As previously announced, the Board of Trustees of each Acquired Fund has approved a proposal to merge the Acquired Fund with and into the corresponding acquiring fund listed in the table below (each, an “Acquiring Fund”). Each merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about each Acquiring Fund and the definitive terms of each of the proposed mergers is included in proxy materials mailed to shareholders who owned shares of an Acquired Fund on December 17, 2010.

Each of the mergers identified in the table below is subject to certain conditions, including approval by shareholders of the Acquired Fund. If approved at a meeting of shareholders to be held on February 15, 2011, the merger is expected to take place before the end of the second quarter of 2011.

Acquired Fund	Acquiring Fund (former name in italics)

Columbia Asset Allocation Fund	Columbia LifeGoal® Balanced Growth Portfolio

Columbia Disciplined Value Fund	Columbia Large Value Quantitative Fund (RiverSource Disciplined Large Cap Value Fund)

Columbia Liberty Fund	Columbia LifeGoal® Balanced Growth Portfolio

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For information regarding an Acquiring Fund, or to receive a free copy of the proxy statement/prospectus relating to a proposed merger, please call the proxy solicitor at 800-708-7953 or visit http://www.proxy-direct.com/col22080. The proxy statement/prospectus contains important information about Acquiring Fund objectives, strategies, fees, expenses and risk considerations. The proxy statement/prospectus is also available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest or to approve a merger.

Shareholders should retain this Supplement for future reference.

C-1396-2 A (2/11)